Exhibit 10.215

REINSTATEMENT AND FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS REINSTATEMENT AND FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Reinstatement and Amendment”), dated as of November 30, 2007, is entered into between Jerome L. Rappaport, Jr., and Janet F. Aserkoff, as Trustees of RIVERTECH NOMINEE TRUST u/d/t dated June 12, 2002, and recorded with the Middlesex North District Registry of Deeds in Book 13197, Page 163 (“Seller”), and KBS RIVERTECH, LLC, a Delaware limited liability company (“Buyer”), successor-in-interest to KBS Capital Advisors LLC, a Delaware limited liability company (“Original Buyer”), with reference to the following recitals:

RECITALS

A. Seller and Buyer were parties to that certain Purchase and Sale Agreement dated November 21, 2007, as amended by that certain Letter Agreement dated November 26, 2007 (the “Purchase Agreement”). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.

B. The Purchase Agreement was assigned to Buyer pursuant to an Assignment and Assumption of Purchase Agreement dated November 29, 2007, by and between Original Buyer, as assignor, and Buyer, as assignee.

C. The Purchase Agreement was terminated as a result of Buyer’s delivery to Seller of a termination notice on November 28, 2007, in accordance with the provisions of Section 4(c) of the Purchase Agreement.

D. Seller and Buyer mutually desire to (i) reinstate the Purchase Agreement and (ii) amend the Purchase Agreement as provided below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1. Reinstatement of Purchase Agreement; Extension of Due Diligence Expiration Date; Extension of Closing Date.

(a) The termination of the Purchase Agreement is hereby revoked and, except as expressly modified by this Reinstatement and Amendment, the Purchase Agreement shall be, and hereby is, reinstated in its entirety and shall be in full force and effect as if the same had never been terminated.

(b) The Due Diligence Expiration Date shall be, and hereby is, extended to the date of this Reinstatement and Amendment.

(c) Seller hereby grants to Buyer the right to extend the Closing Date to a date no later than February 20, 2008, provided that Buyer delivers to Seller at least three (3) business days prior notice of Buyer’s intention to extend the Closing Date.

2. Assignment and Assumption of Purchase Agreement. In accordance with Section 16(e) of the Purchase Agreement, this Reinstatement and Amendment shall serve as notification to Seller of the assignment of the Purchase Agreement to Buyer, and Seller hereby acknowledges that the provisions set forth in Section 16(e) of the Purchase Agreement has been satisfied.

3. No Other Amendments; This Amendment Governs and Controls. Except as expressly modified hereby, the Purchase Agreement shall remain unmodified and in full force and effect. To the extent any of the provisions of this Reinstatement and Amendment are inconsistent with any of the provisions set forth in the Purchase Agreement, the provisions of this Reinstatement and Amendment shall govern and control.

4. Counterparts. This Reinstatement and Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Each counterpart may be delivered by facsimile transmission. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto.

IN WITNESS WHEREOF, Buyer and Seller have executed this Reinstatement and Amendment as of the day and year first above written.

[SIGNATURES ON NEXT PAGE]

“SELLER”

JEROME L. RAPPAPORT, JR., AND JANET F. ASERKOFF, NOT INDIVIDUALLY, BUT AS TRUSTEES OF RIVERTECH NOMINEE TRUST UNDER DECLARATION OF TRUST DATED JUNE 12, 2002, RECORDED WITH THE MIDDLESEX NORTH REGISTRY OF DEEDS IN BOOK 13197, PAGE 163

By:	/s/ Jerome L. Rappaport, Jr.
Jerome L. Rappaport, Jr., as
Trustee and not individually

	By:	/s/ Janet F. Aserkoff
Janet F. Aserkoff, as Trustee and
Not individually

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“BUYER”

KBS RIVERTECH, LLC, a Delaware limited liability company

By:	KBS REIT ACQUISITION XXXI, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation, general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr. Chief Executive Officer

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